Exhibit 99.1

NEWS RELEASE

Mitel Reports Second Quarter Fiscal 2014 Financial Results

Gross Margins Reach New Record Level, Strong Cash Flow Generation

OTTAWA, December 5, 2013 — Mitel® (Nasdaq:MITL) (TSX:MNW), a leading provider of cloud and software-based unified communications and collaboration (UCC) solutions, today announced financial results for the second quarter of fiscal 2014 ended October 31, 2013. All financial results are in U.S. dollars.

“Sequential revenue growth and solid expense control enabled us to produce record gross margin of 58.2% for the second quarter,” said Richard McBee, Chief Executive Officer, Mitel. “Cloud and contact center, two strategic areas where we are investing to support growth, continue to gain traction. Strong customer acceptance of our solutions proved to offset the temporary impacts we experienced during the last month of the quarter as a result of the US government shutdown.”

Fiscal Second Quarter 2014 Financial Highlights

•	Revenue for the second quarter of fiscal 2014 was $144.9 million.

•	Gross margin for the second quarter of fiscal 2014 was 58.2%.

•	Adjusted EBITDA for the second quarter of fiscal 2014 was $24.8 million, or 17.1% of revenues.

•	Non-GAAP net income for the second quarter of fiscal 2014 was $12.7 million, or $0.22 per share.

•	Net income for the second quarter of fiscal 2014 was $5.4 million, or $0.10 per share, diluted.

•	Cash and cash equivalents as of October 31, 2013 were $70.5 million.

•	Operating cash flows for the second quarter of fiscal 2014 were $16.0 million.

Please refer to the GAAP to non-GAAP reconciliation tables in this release and a discussion of the use of non-GAAP measures under the heading, “Non-GAAP Financial Measurements” below.

Business Unit Results

•	Mitel Communications Solutions revenues for the second quarter of fiscal 2014 were $118.8 million. Operating margin for the second quarter of fiscal 2014 was 25%.

•	Mitel NetSolutions revenues for the second quarter of fiscal 2014 were $22.1 million. Operating margin for the second quarter of fiscal 2014 was 20%.

“Our strong EBITDA and cash flow generation were the highlights of our second quarter performance. This enabled us, consistent with our strategy, to voluntarily pre-pay $20 million of our long-term debt in November 2013,” said Steve Spooner, Chief Financial Officer, Mitel.

Business Highlights

•	Following the end of the quarter, Mitel entered into a definitive arrangement agreement to merge with Aastra Technologies. The strategic move is designed to build scope and scale in a consolidating market and is expected to create a billion dollar company with one of the largest global footprints in the industry, #1 market share in Western Europe, a $100 million cloud business, and an installed global customer base comprised of 60 million end-users ready for upgrade as the $18 billion business communications market prepares to migrate to software-based cloud services. The merger is expected to close during the first quarter of calendar 2014.

•	Globally, installed cloud customer base grew 70% year-over-year to approximately 337,000 total cloud users. Growth was driven by strong retail cloud growth of almost 430% and Powered by Mitel® solutions.

•	Nortech, a leading Scandinavian distributor of UCC solutions, launched new cloud communications and collaboration solutions using Mitel’s MiCloud technology. The white label service is now available to resellers, systems integrators and carriers in Sweden and Norway with plans to expand into other Scandinavian markets.

Business Outlook

Mitel has set the following financial performance guidance for the third quarter of fiscal year 2014 ending January 31, 2014. These figures are based on Mitel as a stand-alone entity and do not take into account Aastra’s financial performance for the same period.

•	Revenue is expected to be in the range of $145 to $150 million.

•	Gross margin percentage is expected to be in the range of 57.5 percent to 58.5 percent.

•	Non-GAAP operating expenses as a percentage of revenue are expected to be in the range of 44.5 percent to 45.5 percent. Non-GAAP operating expenses include SG&A and R&D expenses but exclude estimated amortization of $6.5 million for acquisition-related intangible assets and estimated stock-based compensation expense of $1.2 million.

Conference Call Information

Mitel will host an investor conference call and live webcast today at 5:00 p.m. EDT (2:00 p.m. PDT) to discuss its financial results for the second quarter ended October 31, 2013. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. A replay of the conference call will be available through Monday, December 9, 2013. To access the replay, all callers should please dial 404-537-3406 and enter pass code 18304820. The live webcast will be accessible on Mitel’s investor relations website at http://investor.mitel.com/ and will be archived and available on this site for at least three months.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including adjusted EBITDA, non-GAAP income and non-GAAP operating expenses. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Forward Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, corporate approvals, regulatory approvals, operational factors and other factors. Any changes in such assumptions or factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause results of operations to differ include the merged company’s ability to achieve or sustain profitability in the future; fluctuations in the quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; the ability to successfully integrate the acquisition and realize certain synergies; and, our ability to implement and achieve our business strategies successfully. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K and in Mitel’s 10-Q for the six month period ended October 31, 2013 and filed with the Securities and Exchange Commission on December 5, 2013. Forward-looking statements speak only as of the date they are made. Except as required by law, we do not have any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

Mitel® (Nasdaq:MITL) (TSX:MNW) is a global provider of unified communications and collaboration (UCC) software, solutions and services that enable organizations to conduct business anywhere, over any medium with the device of their choice. Through a single cloud-ready software stream, Mitel’s Freedom architecture provides customers in over 100 countries the flexibility and simplicity needed to support today’s dynamic work environment. For more information visit www.mitel.com.

Mitel and the Mitel logo are registered trademarks of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

MITL-F

Contact Information

Amy MacLeod (media), 613-592-2122 x71245, amy_macleod@mitel.com

Malcolm Brown (industry analysts), 613-592-2122 x71246, malcolm_brown@mitel.com

Michael McCarthy (investor relations), 469-574-8134, michael_mccarthy@mitel.com

MITEL NETWORKS CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	October 31, 2013	April 30, 2013
ASSETS
Current assets:
Cash and cash equivalents	$70.5	$69.0
Accounts receivable	116.7	123.0
Sales-type lease receivables	14.3	15.4
Inventories	24.3	27.9
Deferred tax asset	15.5	17.2
Other current assets	30.8	32.4

	272.1	284.9
Non-current portion of sales-type lease receivables	14.4	18.7
Deferred tax asset	119.9	119.7
Property and equipment	29.2	30.1
Identifiable intangible assets	54.9	55.9
Goodwill	147.3	132.6
Other non-current assets	16.1	14.5

	$653.9	$656.4

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$91.3	$101.1
Current portion of deferred revenue	38.6	32.4
Current portion of long-term debt	21.3	6.5

	151.2	140.0
Long-term debt	267.6	281.6
Lease recourse liability	3.7	3.8
Long-term portion of deferred revenue	16.1	14.8
Deferred tax liability	17.0	23.4
Pension liability	71.2	90.5
Other non-current liabilities	19.1	18.3

	545.9	572.4
Shareholders’ equity	108.0	84.0

	$653.9	$656.4

MITEL NETWORKS CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions of US dollars, except per share amounts)

(unaudited)

	Quarter Ended October 31, 2013	Quarter Ended October 31, 2012	Six Months Ended October 31, 2013	Six Months Ended October 31, 2012
Revenues	$144.9	$145.5	$286.5	$284.0
Cost of revenues	60.5	63.7	121.9	126.9

Gross margin	84.4	81.8	164.6	157.1

Expenses:
Selling, general and administrative	55.9	54.4	112.1	112.3
Research and development	14.8	13.9	28.6	28.4
Special charges and restructuring costs	4.9	9.3	10.2	11.3
Loss on litigation settlement	—	0.4	—	1.1

	75.6	78.0	150.9	153.1

Operating income from continuing operations	8.8	3.8	13.7	4.0
Interest expense	(6.5)	(4.6)	(13.0)	(9.3)
Other income (expense)	0.5	0.6	(0.3)	0.6

Income (loss) from continuing operations, before income taxes	2.8	(0.2)	0.4	(4.7)
Current income tax recovery (expense)	(2.6)	(3.7)	(4.7)	(6.2)
Deferred income tax recovery (expense)	5.2	2.3	5.9	7.4

Net income (loss) from continuing operations	5.4	(1.6)	1.6	(3.5)
Net loss from discontinued operations	—	(0.3)	—	(0.5)

Net income (loss)	$5.4	$(1.9)	$1.6	$(4.0)

Net income (loss) per common share - Basic
From continuing operations	$0.10	$(0.03)	$0.03	$(0.06)
From discontinued operations	$—	$(0.01)	$—	$(0.01)
Net income (loss) per common share - Basic	$0.10	$(0.04)	$0.03	$(0.07)
Net income (loss) per common share - Diluted
From continuing operations	$0.10	$(0.03)	$0.03	$(0.06)
From discontinued operations	$—	$(0.01)	$—	$(0.01)
Net income (loss) per common share - Diluted	$0.10	$(0.04)	$0.03	$(0.07)
Weighted-average number of common shares outstanding (in millions):
Basic	53.8	53.7	53.8	53.6
Diluted	56.8	53.7	56.4	53.6

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	Quarter Ended October 31, 2013	Quarter Ended October 31, 2012	Six Months Ended October 31, 2013	Six Months Ended October 31, 2012
Cash provided by (used in):
Net cash provided by operating activities	$16.0	$16.7	$29.2	$20.1
Net cash used in investing activities	(1.3)	(4.4)	(25.5)	(7.9)
Net cash used in financing activities	(1.0)	(3.0)	(3.0)	(3.3)
Effect of exchange rate changes on cash balances	1.5	0.6	0.8	(0.2)

Net increase in cash and cash equivalents	15.2	9.9	1.5	8.7
Cash and cash equivalents, beginning of period	55.3	77.5	69.0	78.7

Cash and cash equivalents, end of period	$70.5	$87.4	$70.5	$87.4

Additional information on capital expenditures:
Capital expenditures acquired with cash	1.3	4.7	2.5	8.2
Capital expenditures financed through capital leases	1.3	3.5	2.8	5.4

Total capital expenditures	$2.6	$8.2	$5.3	$13.6

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	Quarter Ended October 31, 2013	Quarter Ended October 31, 2012	Six Months Ended October 31, 2013	Six Months Ended October 31, 2012
Net income (loss) from continuing operations	$5.4	$(1.6)	$1.6	$(3.5)
Income tax expense (recovery)	(2.6)	1.4	(1.2)	(1.2)
Net income (loss) from continuing operations, before income taxes	2.8	(0.2)	0.4	(4.7)
Adjustments:
Foreign exchange loss (gain)	(0.4)	(0.1)	0.2	0.1
Special charges and restructuring costs	4.9	9.3	10.2	11.3
Stock-based compensation	1.2	1.1	2.3	2.2
Loss on litigation settlement	—	0.4	—	1.1
Amortization of acquisition-related intangibles assets	6.5	5.6	12.5	11.2
Other	—	—	0.4	—
Non-GAAP net income from continuing operations, before income taxes	15.0	16.1	26.0	21.2
Non-GAAP tax expense(1)	(2.3)	(1.9)	(4.0)	(2.5)
Non-GAAP net income from continuing operations	12.7	14.2	22.0	18.7
Non-GAAP net loss from discontinued operations	—	(0.4)	—	(0.8)
Non-GAAP net income	$12.7	$13.8	$22.0	$17.9
Non-GAAP net income (loss) per share, diluted:
Non-GAAP net income per common share from continuing operations	$0.22	$0.25	$0.39	$0.33
Non-GAAP net loss per common share from discontinued operations	$—	$(0.01)	$—	$(0.02)
Non-GAAP net income per common share	$0.22	$0.24	$0.39	$0.31
Non-GAAP Weighted-average number of common shares outstanding (in millions):	56.8	56.2	56.4	56.2

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 15% for the quarter and six months ended October 31, 2013 and 12% for the quarter and six months ended October 31, 2012.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	Quarter Ended October 31, 2013	Quarter Ended October 31, 2012	Six Months Ended October 31, 2013	Six Months Ended October 31, 2012
Net income (loss)	$5.4	$(1.9)	$1.6	$(4.0)
Net loss from discontinued operations	—	0.3	—	0.5

Net income (loss) from continuing operations	5.4	(1.6)	1.6	(3.5)
Adjustments:				$—
Interest expense	6.5	4.6	13.0	9.3
Income tax expense (recovery)	(2.6)	1.4	(1.2)	(1.2)
Amortization and depreciation	9.8	9.0	18.9	17.6
Foreign exchange loss (gain)	(0.4)	(0.1)	0.2	0.1
Special charges and restructuring costs	4.9	9.3	10.2	11.3
Stock-based compensation	1.2	1.1	2.3	2.2
Loss on litigation settlement	—	0.4	—	1.1
Other	—	—	0.4	—

Adjusted EBITDA from continuing operations	24.8	24.1	45.4	36.9
Adjusted EBITDA from discontinued operations(1)	—	(0.5)	—	(0.9)

Adjusted EBITDA	$24.8	$23.6	$45.4	$36.0

(1)	The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the quarter and six months ended October 31, 2012 consists of an income tax recovery of $0.2 and $0.4, respectively.

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	Quarter Ended October 31, 2013	Quarter Ended October 31, 2012	Six Months Ended October 31, 2013	Six Months Ended October 31, 2012
Revenues
Mitel Communications Solutions	$118.8	$122.0	$236.7	$236.5
NetSolutions	22.1	20.9	43.8	41.6
Other	4.0	2.6	6.0	5.9

Total revenues	$144.9	$145.5	$286.5	$284.0

Segment income
Mitel Communications Solutions	$29.6	$29.3	$57.6	$50.3
NetSolutions	4.5	4.9	9.0	9.5
Other	1.0	0.5	1.2	1.0

Total segment income	$35.1	$34.7	$67.8	$60.8